EXHIBIT 99.1

NOTE AND WARRANT PURCHASE AGREEMENT

This Note and Warrant Purchase Agreement (this “Agreement”), effective as of December   11, 2009, by and between SIG Strategic Investments, LLLP, a Delaware limited liability limited partnership (the “Seller”), The Co-Investment Fund II LP, a Delaware limited partnership (“CI II”), Stewart J. Greenebaum, LLC, a Delaware limited liability company (“Greenebaum” and, together with  CI II, the “Purchasers”), and Lightning Gaming, Inc., a Nevada corporation (the "Company").

WITNESSETH

WHEREAS, the Seller and the Purchasers are party to that certain Loan Agreement, dated June 27, 2007 (the “Loan Agreement”), by and among the Seller, the Purchasers and Lightning Poker, Inc., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("LP");

WHEREAS, pursuant to the Loan Agreement, the Seller is the holder of (i) a Promissory Note, dated June 27, 2007, issued by LP, for the principal sum of $2,000,000, together with interest at a rate of 8% per annum on the unpaid principal amount, due to be paid in full in cash on June 27, 2010 (the “Note”); and (ii) Warrants entitling the Seller to purchase 1,000,000 shares of common stock of LP at an exercise price of $2.00 per share until 5:00 p.m. June 27, 2012 (the “Warrants”);

WHEREAS, the loan evidenced by the Note is secured by (i) a Security Agreement, (ii) an Intellectual Property Security Agreement for Patents and Trademarks, and (iii) an Intellectual Property Security Agreement for Copyrights and Mask Works, each among the Company and CI II, as agent for the Lenders (collectively with the Note, the "Assigned Loan Documents");

WHEREAS, pursuant to the Agreement and Plan of Merger, dated September 28, 2007, by and among the Company, LPI Acquisition Corp., a Pennsylvania corporation and wholly-owned subsidiary of the Company, and LP, the Warrants were converted into the right to receive common stock of the Company; and

WHEREAS, the Purchasers desire to purchase from the Seller and the Seller desires to sell to the Purchasers all of Seller's right, title, and interest in the Assigned Loan Documents and one-half of the Warrants (the "Transferred Warrants") (such purchase and sale, the “Sale”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.           Sale and Purchase; Deliveries.

(a) Sale and Purchase.  The Seller hereby sells, assigns, transfers, grants and conveys to CI II, and CI II  hereby purchases and acquires from the Seller, fifty percent (50%) of Seller's right, title and interest in the Assigned Loan Documents (including, without limitation, the right to receive the accrued interest under the Note) and fifty percent (50%) of the Transferred Warrants  for a purchase price of $500,000.  The Seller hereby sells, assigns, transfers grants and conveys to Greenebaum, and Greenebaum hereby purchases and acquires from the Seller, fifty percent (50%) of Seller's right, title and interest in the Assigned Loan Documents (including, without limitation, the right to receive the accrued interest under the Note) and fifty percent (50%) of the Transferred Warrants for a purchase price of $500,000.

(b) Deliveries.  Simultaneously with the execution and delivery of this Agreement (the “Closing Date”), (i) each Purchaser shall deliver to the Seller its respective payment, in the form of a wire transfer of immediately available funds, in an amount equal to the amount set forth in Section 1(a) of this Agreement; (ii) the Seller shall deliver the Note and the certificate for the Warrants to the Company for cancellation, (iii) the Company shall deliver (A) to CI II, the promissory note set forth in Schedule 1, duly executed by LP and the warrant set forth in Schedule 2, duly executed by the Company, (B) to Greenebaum, the promissory note set forth in Schedule 3, duly executed by LP, and the warrant set forth in Schedule 4, duly executed by the Company (the notes and warrants set forth in Schedules 1 through 4, collectively, the "Securities"), and (C) to the Seller, the replacement warrant set forth in Schedule 5, duly executed by the Company, and (iv) the Seller shall deliver to CI II, for the benefit of itself and Greenebaum, the original Assigned Loan Documents other than the Note.

2. Representations and Warranties.

(a) Representations and Warranties of the Seller.  The Seller represents and warrants to the Purchasers that:

(i)
The Seller is duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Seller has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, including, without limitation, the Sale.  The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the Sale, have been duly authorized and approved by all necessary action.  This Agreement, when executed, will constitute the legal, valid and binding obligations of the Seller. The execution, delivery and performance of this Agreement by the Seller, and the Sale, will not conflict with, or result in a breach of any of the terms of, or constitute a default under, the organizational documents of the Seller.

(ii)	The Seller is the sole legal and beneficial owner of the Assigned Loan Documents and the Warrants, free and clear of any pledges, liens, encumbrances, claims or other charges of any kind.

(iii)
The Seller has not consented to any modification, release, or waiver of any term or provision of the Assigned Loan Documents or the Warrants or released any collateral subject to the Assigned Loan Documents.

(iv)
The Seller has made such independent investigation of the Company, its management, and related matters as it deems to be necessary or advisable in connection with its decision to enter into this Agreement and the Sale; and it has received all information and data which it believes to be necessary in order to reach an informed decision as to the advisability of entering into this Agreement and the Sale.

(v)
The Seller (A) acknowledges that, other than the representations and warranties set forth in Section 2(b), the Purchasers make no representation or warranty, expressed or implied, as to the accuracy or completeness of any information provided to the Seller in connection with this Agreement or the transactions contemplated by this Agreement, including the Sale, (B) represents that the Seller has not relied upon any written or oral information furnished to the Seller by the Purchasers, and (C) acknowledges that neither Purchaser shall have any liability to the Seller resulting from any information not contained in this Agreement.

(b) Representations and Warranties of the Purchasers.  Each Purchaser, severally and not jointly, represents and warrants to the Seller that:

(i)
Each Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation.  Each Purchaser has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, including, without limitation, the Sale and the payment of the purchase price to be paid by such Purchaser in connection with the Sale.  The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the Sale and the payment of the purchase price to be paid by such Purchaser in connection with the Sale, have been duly authorized and approved by all necessary action.  This Agreement, when executed, will constitute the legal, valid and binding obligations of each Purchaser. The execution, delivery and performance of this Agreement by each Purchaser, the Sale and the payment of the purchase price to be paid by such Purchaser in connection with the Sale, will not conflict with, or result in a breach of any of the terms of, or constitute a default under, the organizational documents of such Purchaser.

(ii)	It has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks of an investment in the Securities.

(iii)
It has made such independent investigation of the Company, its management, and related matters as it deems to be necessary or advisable in connection with an investment in the Securities; and it has received all information and data which it believes to be necessary in order to reach an informed decision as to the advisability of an investment in the Securities.

(iv)	The Securities are being acquired for investment only and not for resale or with a view to the distribution thereof, except as the same may be made in compliance with all applicable securities laws.

(v)
It has been advised that the Securities are not being, and have not been, registered under the Securities Act of 1933, as amended (the “Act”) on the grounds that this transaction is exempt under the Act as not involving any public offering.

(vi)
It has been advised that the Securities may not be sold or offered for sale in the absence of an effective registration statement as to the securities under the Act and any applicable state securities acts or the availability of an exemption from the registration requirements under the Act and any applicable state securities acts.

(vii)	It is an "accredited investor" within the meaning of Rule 501 under the Act.

(viii)
It understands that the Securities will be "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Seller, respectively, in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. It acknowledges that the securities must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available.  It further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company, which are outside of its control.

(c) Representations and Warranties of the Company.  The Company represents and warrants to the Purchasers and the Seller that:

(i)
The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Company has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, including, without limitation, the issuance of the New Warrants.  The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action.  This Agreement, when executed, will constitute the legal, valid and binding obligations of the Company. The execution, delivery and performance of this Agreement by the Company will not conflict with, or result in a breach of any of the terms of, or constitute a default under, the organizational documents of the Company.

(ii)
As of the date of this Agreement, the Company’s authorized capital stock (the “Stock”) consists of (A) 10,000,000 shares of preferred stock, $0.001 par value, of which no shares of preferred stock are issued and outstanding and (B) 90,000,000 shares of common stock, $0.001 par value, of which 4,655,285 shares are issued and 4,647,474 shares are outstanding of common stock.   All of the issued and outstanding shares of Stock have been duly authorized and validly issued and are fully paid and non-assessable and were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

(iii)
Except as disclosed in the reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, (A) no subscription, warrant, option, convertible or exchangeable security or other right (contingent or otherwise) to purchase or acquire any securities from the Company is authorized or outstanding, (B) there is not any commitment of the Company to issue any subscription, warrant, option, convertible or exchangeable security or other such right or to issue or distribute to the holders of any securities of the Company any evidences of indebtedness or any assets of the Company, (C) the Company does not have any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its securities or to pay any dividend or make any other distribution in respect thereof, (D) no person or entity is entitled to any preemptive or similar right with respect to the issuance of any securities of the Company, and (E) no person or entity has any rights to require the registration of any securities of the Company under the Act.

(iv)
The Assigned Loan Documents are not subject to (A) any claim, cause of action, offset, defense, or counterclaim which LP might be entitled to assert against the Seller for any act, omission or breach of warranty or representation by the Seller, whether known or unknown on the date hereof, or (B) any claim, cause of action, offset, defense or counterclaim which LP might be entitled to assert against the Seller or LP's obligations under the Assigned Loan Documents, whether known or unknown on the date hereof.

3. Covenants.

(a)
Loan Agreement.  Notwithstanding the Sale of the Assigned Loan Documents by the Seller, the Company hereby covenants and agrees that, for so long as the Seller is the holder of warrants entitling the Seller to purchase 500,000 shares of common stock of the Company, the Seller shall continue to be considered a “Holder” (as defined in the Loan Agreement) for the purposes of Section 9(h) of the Loan Agreement, and the Company shall continue to furnish to the Seller the financial information required by Section 9(h) of the Loan Agreement.

(b)
Consent to Transfer; Waiver of Opinion.  The Company hereby consents to the transfer of the Transferred Warrants pursuant to this Agreement and waives its right to receive an opinion of counsel in connection with the sale and transfer of the Transferred Warrants and the issuance of the replacement warrants hereunder. The Company covenants and agrees to not assert any claim that the Transferred Warrants and replacement warrants issued by the Company pursuant to this Agreement are invalid or not enforceable based on the restrictions on transfer set forth in the Warrants or based on the Company not receiving an opinion of counsel.in connection with the transfer of the Transferred Warrants.

4. Miscellaneous.

(a)
Governing Law.  This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflicts of law principles thereof.  Any suit or claim in respect of this Agreement or in respect of the sale of the Securities will be brought in the State or Federal courts in Philadelphia, Pennsylvania, and the parties hereto hereby consent to the exclusive jurisdiction of those courts.

(b)
Entire Agreement.  This Agreement sets forth the entire understanding of the parties with respect to the transactions described herein and supersedes all prior written or oral agreements, arrangements and understandings relating to such transactions between the parties.

(c)
Modification or Amendment.  No provision of this Agreement may be amended, modified, terminated or waived except upon the written consent of the party against whom such amendment, modification, termination or waiver is to be enforced.

(d)
Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of and enforceable by the parties hereto and their respective legal representatives and permitted successors and assigns.

(e)
Counterparts; Facsimile.  This Agreement may be executed and delivered by facsimile, email, PDF or other electronic transmission and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f)	Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(g)	Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

[The Remainder of the Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SIG STRATEGIC INVESTMENTS, LLLP
By: Susquehanna Private Equity
Investments, LLC, its authorized agent

By: /s/ Arthur Dartchik
Name: Arthur Dartchik
Title: President

THE CO-INVESTMENT FUND II LP

By:  Co-Invest Management II, L.P., its General Partner
By:  Co-Invest II Capital Partners, Inc., its General Partner

By: /s/ Brian K. Adamsky
Name: Brian K. Adamsky
Title: CFO & Treasurer

STEWART J. GREENEBAUM, LLC

By: /s/ Stewart J. Greenebaum
Name:
Title:

LIGHTNING GAMING, INC.

By: /s/ Robert D. Ciunci
Name: Robert D. Ciunci
Title: Chief Financial Officer

  Schedule 1

 [Promissory Note for The Co-Investment Fund II, L.P. — see Exhibit 99.2 to this Form 8-K]

  Schedule 2

 [Warrant for The Co-Investment Fund II, L.P. — see Exhibit 99.4 to this Form 8-K]

  Schedule 3

 [Promissory Note for Stewart J. Greenebaum, LLC  — see Exhibit 99.3 to this Form 8-K]

  Schedule 4

 [Warrant for Stewart J. Greenebaum, LLC — see Exhibit 99.5 to this Form 8-K]

  Schedule 5

 [Warrant for the SIG Strategic Investment, LLP — see Exhibit 99.6 to this Form 8-K]